Exhibit 10.4

SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

AND CERTAIN RELATED AGREEMENTS

SECOND AMENDMENT, dated as of November 26, 2007 (this “Amendment”), to the SECURITIES PURCHASE AGREEMENT, dated as of February 14, 2007, as amended by the First Amendment, dated as of April 9, 2007 (as so amended, the “Securities Purchase Agreement”), among Corcell, Ltd., a Nevada corporation (the “Company”), Cord Blood America, Inc., a Florida corporation (the “Parent”), and Shelter Island Opportunity Fund, LLC, or any Affiliate thereof designated by it (the “Purchaser”).

The parties desire to amend the Securities Purchase Agreement, a Put Agreement and the Registration Rights Agreement.

Therefore, in consideration of the premises and the agreements herein, the Company, the Parent and the Purchaser hereby agree as follows:

1.

Definitions.  All terms used herein which are defined in the Securities Purchase Agreement and not otherwise defined herein are used herein as defined therein.

2.

Amendments.

(a)

The following definitions appearing in Article I of the Securities Purchase Agreement are hereby amended and restated as follows:

“Debenture” means, collectively, (i) the $2,300,000 Secured Original Issue Discount Debenture issued by the Company to the Purchaser on the Closing Date, in the form of Exhibit B attached hereto, (ii) the $230,000 Secured Original Issue Discount Debenture issued by the Parent to the Purchaser on the Second Closing Date, in the form of Exhibit B-1 hereto and (iii) the $1,000,000 Secured Original Issue Discount Debenture issued by the Company to the Purchaser on the Third Closing Date, in the form of Exhibit B-2 hereto .

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Parent pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Parent or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, as amended from time to time, provided that such securities have not been amended since the date of this Agreement, as amended from time to time, to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, (c) securities issued to Enable Growth Partners LP, or a company affiliated with Enable Growth Partners LP (“Enable”) pursuant to that certain Stock Purchase Agreement, dated as of November 26, 2007, between the Company and Enable and/or (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Parent, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Parent and in which the Parent receives benefits in addition to the investment of funds, but shall not include a transaction in which the Parent is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Parent Counsel” means Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, New York 10006.

“Put Agreement” means, collectively, (i) each Put Agreement, dated February 14, 2007, between the Parent and the Purchaser, and the Parent and the Advisor, in the form of Exhibit D-1 and Exhibit D-2 attached hereto, (ii) the Put Agreement, dated the Second Closing Date, between the Parent and the Purchaser, in the form of Exhibit D-3 attached hereto and (iii) the Put Agreement, dated the Third Closing Date, between the Parent and the Purchaser, in the form of Exhibit D-4 attached hereto .

“Transaction Documents” means this Agreement (including any and all amendments to this Agreement), the Blocked Account Agreement, the Debenture, each Warrant, each Registration Rights Agreement, the Security Agreements, each Put Agreement, the Guaranty, the Collateral Account Control Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrant” means, collectively, (i) each of the Common Stock Purchase Warrant, in the form of Exhibits G-1 and G-2, as amended in accordance with the Second Amendment to this Agreement, delivered to the Purchaser and the Advisor at the Closing in accordance with Section 2.2(a) hereof, which Warrant shall be exercisable immediately and have a term of exercise equal to ten years, (ii) the Rainmakers Stock Purchase Warrant, in the form of Exhibits G-3 attached hereto, as amended in accordance with the Second Amendment to this Agreement, delivered to the Purchaser at the Second Closing in accordance with Section 2A.2(a) hereof, which Warrant shall be exercisable immediately and have a term of exercise equal to ten years and (iii) the Common Stock Purchase Warrant, in the form of Exhibits G-4, delivered to the Purchaser at the Closing in accordance with Section 2B.2(a) hereof, which Warrant shall be exercisable immediately and have a term of exercise equal to five years .

(b)

The following defined terms are added to Article I of the Securities Purchase Agreement in the appropriate alphabetical order:

“Advance” means the amount of funds actually  advanced by the Purchaser to the Parent pursuant to the Debenture in the form of Exhibit B-2 attached hereto.

“Acquisition” means an acquisition (whether of assets or stock or however else structured) to be effected by the Company pursuant to Section 4.14 of cord blood samples or businesses engaged in the storage of cord blood samples, the purchase price of which is financed, in whole or in part, with the proceeds of the Debenture in the form of Exhibit B-2 attached hereto.

“Third Closing” means the closing of the purchase and sale of Securities pursuant to Section 2B.1

“Third Closing Date” means the Trading Day when all the conditions precedent to each of the respective obligations of the Purchaser and the Parent under Article IIB. to be satisfied on the Third Closing Date has been satisfied or waived.

(c)

The following is added, immediately following Article IIA., as Article IIB. of the Securities Purchase Agreement:

ARTICLE IIB.

ADDITIONAL PURCHASE AND SALE

2B.1

Third Closing.  On the Third Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of the Second Amendment to this Agreement by the parties hereto, the Parent agrees to sell to the Purchaser the Debenture in the form of Exhibit B-2 attached hereto and the Warrant in the form of Exhibit G-4 attached hereto and the Purchaser agrees to purchase such Debenture and such Warrant.  The Parent shall deliver to the Purchaser the Debenture in the form of Exhibit B-2 attached hereto and the Warrant in the form of Exhibit G-4 attached hereto and the other items set forth in Section 2B.2 issuable at the Third Closing.  Upon satisfaction of the conditions and completion of the deliveries to be effectuated on the Third Closing Date set forth in Sections 2B.2 and 2B.3, the Third Closing shall occur at the offices of FW, or such other location as the parties shall mutually agree.

2B.2

Deliveries.

(a)

On the Third Closing Date, the Parent shall deliver or cause to be delivered to the Purchaser (or as otherwise specified) the following:

(i)

the Second Amendment to this Agreement, duly executed by the Parent, the Company and Rainmakers;

(ii)

a legal opinion of Parent Counsel, in the form of Exhibit N attached hereto;

(iii)

the Debenture in the form of Exhibit B-2 attached hereto, duly executed by the Company;

(iv)

the Warrant in the form of Exhibit G-4 attached hereto registered in the name of the Purchaser to purchase up to 20,270,270 shares of Common Stock, with a per share exercise price and subject to adjustment as specified therein;

(v)

an amendment in the form of Exhibits G-1A, G-2A and G-3A attached hereto to the Warrants in the form of Exhibits G-1, G-2 and G-3 attached hereto;

(vi)

resolutions duly adopted by the Board of Directors of the Company, Parent and Rainmakers authorizing the consummation of transactions contemplated by the Transaction Documents to be consummated at the Third Closing;

(vii)

the Put Agreement in the form of Exhibit D-4 attached hereto, duly executed by Parent;

(viii)

an engagement letter with the Advisor, duly executed by the Parent; and

(ix)

a Subordination Agreement with Enable, duly executed by such Person and Parent.

(b)

On the Third Closing Date, the Purchaser shall deliver or cause to be delivered to the Company and the Parent the following:

(i)

the Second Amendment to this Agreement, duly executed by the Purchaser;

(ii)

the Put Agreement, in the form of Exhibit D-4 attached hereto, duly executed by the Purchaser;

(iii)

a Subordination Agreement with Enable, duly executed by the Purchaser; and

(iv)

a Waiver of Anti-Dilution Rights, in the form of Exhibit O attached hereto, duly executed by the Purchaser.

2B.3

Closing Conditions.

(a)

The obligations of the Parent and the Company in connection with the Third Closing are subject to the following conditions being met:

(i)

the accuracy in all material respects when made and on the Third Closing Date of the representations and warranties of the Purchaser contained herein;

(ii)

all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Third Closing Date shall have been performed; and

(iii)

the delivery by the Purchaser of the items set forth in Section 2B.2(b) of this Agreement.

(b)

The obligations of the Purchaser hereunder in connection with the Third Closing and in connection with each Advance are subject to the following conditions being met:

(i)

the accuracy in all material respects on the Third Closing Date and the date of such Advance of the representations and warranties of the Parent, Rainmakers  and the Company contained herein;

(ii)

all obligations, covenants and agreements of Rainmakers, the Company and Parent required to be performed at or prior to the Third Closing Date and the date of such Advance shall have been performed;

(iii)

the delivery by Rainmakers and Parent of the items set forth in Section 2B.2(a) of this Agreement;

(iv)

there shall have been no Material Adverse Effect with respect to Rainmakers or the Parent on the Third Closing Date and the date of such Advance since the date of the Second Amendment to this Agreement;

(v)

the terms and conditions of the Acquisition proposed to be made with the proceeds of such Advance shall be satisfactory to the Purchaser in the Purchaser’s sole discretion on the date of such Advance and the Purchaser shall have notified the Parent thereof in writing;

(vi)

the Company (or such other Person that is to own the assets to be acquired in the Acquisition proposed to be made with the proceeds of such Advance) shall have executed and delivered to the Purchaser a security agreement and such other instruments and documents as the Purchaser may reasonably request to grant to the Purchaser a perfected, first priority security interest in the assets to be acquired by the Company (or such other Person) in such Acquisition, and to have the proceeds of all accounts receivable relating to the assets or Person acquired in such Acquisition to be remitted to the account established pursuant to the Collateral Account Control Agreement;

(vii)

on the date of such Advance, no Event of Default (as such term is defined in a Debenture) shall have occurred and shall be continuing; and

(viii)

if the Common Stock is traded on a Trading Market at the date of the Second Amendment to this Agreement, from such date to the Third Closing Date and the date of such Advance, trading in the Common Stock shall not have been suspended, and, at any time prior to the Third Closing Date and the date of such Advance, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in the case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Debenture and Warrant to be purchased at the Third Closing or to make the Advance to be made on such date.

(d)

Section 4.8 of the Securities Purchase Agreement is hereby amended and restated as follows:

4.8

Use of Proceeds.  The Company shall use the net proceeds from the sale of the Securities sold hereunder on the Closing Date to pay the cash portion of the purchase price under the Securities Purchase Agreement.  Parent shall use the net proceeds from the sale of the Securities sold hereunder on the Second Closing Date for working capital and the acquisition of certain cord blood samples.  The Company shall use the net proceeds of the Advances for Acquisitions.

(e)

The following is added as Section 4.16 of the Securities Purchase Agreement:

4.16

Review and Direct Debit; Increase in Share Authorization .  At the Parent’s expense, the Purchaser may conduct, or cause a third party chosen by the Purchaser to conduct, a review of the Company’s and the Parent’s books, records and operations not more frequently than once during each 12-month period; provided that, if an Event of Default has occurred and is continuing, the Purchaser may conduct such additional reviews as it shall determine. The Company and the Parent agree that when requested by the Purchaser, they will execute and deliver all agreements and instruments reasonably requested by the Purchaser to enable payments under each Debenture to be made by automatic debit and electronic funds transfer to Purchaser.  The Parent shall use its best efforts, including preparing a proxy statement, filing the same with the Commission and soliciting the consent of its shareholders, to increase the number of authorized shares of Common Stock to one billion no later than 90 days after the Third Closing Date.

(f)

The Securities Purchase Agreement is hereby amended by adding the following Exhibits hereto as Exhibits thereto in appropriate alphabetical order: Exhibits B-2, D-4, F-4, G-1A, G-2A, G-3A, G-4 and N.

3.

Conditions to Effectiveness.  This Amendment shall be effective in accordance with the terms of Section 5.5. of the Securities Purchase Agreement upon (i) the execution and delivery by the Purchaser, Parent, the Company and Rainmakers of a counterpart of this Amendment, (ii) the satisfaction or waiver of the conditions precedent set forth in Section 2B.2 and Section 2B.3 of the Securities Purchase Agreement to be satisfied on the Third Closing Date and (iii) the payment of up to $14,000 of the fees and expenses of FW in connection with the preparation and negotiation of this Amendment and the documents referred to herein.

4.

Representations and Warranties of Parent, the Company and Rainmakers.  The Parent, the Company and Rainmakers hereby represent and warrant to the Purchaser as follows:

(a)

The representations and warranties made by the Parent, Rainmakers and the Company in the Securities Purchase Agreement, as amended hereby, and in each other Transaction Document to which it is a party delivered to the Purchaser on or prior to the date hereof are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

(b)

The Parent, the Company and Rainmakers each has all requisite corporate power and authority to execute, deliver and perform this Amendment and to perform the Securities Purchase Agreement, as amended hereby.

(c)

The execution, delivery and performance by the Parent, the Company and Rainmakers of this Amendment, and the performance by the Parent, the Company and Rainmakers of the Securities Purchase Agreement, as amended hereby, and the execution, delivery and performance by Rainmakers of each Transaction Document to which it is a party (i) do not and will not contravene any law or any contractual restriction binding on or affecting any of them or any of their respective properties, and (ii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of their respective properties, other than in favor of the Purchaser.

(d)

The Securities Purchase Agreement, as amended hereby, and each Transaction Document to which Rainmakers is a party, constitutes the legal, valid and binding obligation of the Parent, the Company and Rainmakers, as the case may be, enforceable against each of them in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

5.

Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants to the Parent, the Company and Rainmakers as follows:

(a)

The representations and warranties made by the Purchaser in the Securities Purchase Agreement and in each other Transaction Document to which it is a party delivered by the Purchaser on or prior to the date hereof are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

(b)

The Purchaser has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Securities Purchase Agreement, as amended hereby.

6.

Continued Effectiveness of the Securities Purchase Agreement.  Except as otherwise expressly provided herein, the Securities Purchase Agreement and the other Transaction Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that on and after the date hereof, all references in the Securities Purchase Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser under the Securities Purchase Agreement or any of the Transaction Documents, nor constitute a waiver of any provision of the Securities Purchase Agreement or any of the Transaction Documents.  The Securities Purchase Agreement and each other Transaction Document shall be deemed to be further amended hereby to the extent necessary to make them consistent with the amendments affected hereby.

7.

Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

8.

Headings.  Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.

Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

10.

Amendment as Transaction Document.  The parties hereby acknowledge and agree that this Amendment constitutes a “Transaction Document” for all purposes of the Transaction Documents.

11.

Amendments to Registration Rights Agreements.

(a)

Notwithstanding anything to the contrary in the Registration Rights Agreement between the Company and Ascendiant Securities, LLC, dated February 14, 2007, and the Registration Rights Agreement between the Company and Shelter Island Opportunity Fund, LLC, dated February 14, 2007 (collectively the “Registration Rights Agreement”), the term “Registrable Securities” in the Registration Rights Agreement shall not include any shares issuable pursuant to the exercise of any warrants that are issued pursuant to this Amendment until (and only if) the Company receives the Maximum Funded Amount (as defined in the $1,000,000 Secured Original Issue Discount Debenture issued pursuant to this Amendment) and such Registrable Securities shall only be registered in the registration statement filed pursuant to that certain Registration Rights Agreement between the Company and Enable dated the date hereof (the “Enable Registration Rights Agreement”).

(b)

The following is added as Section 2(c) to  each Registration Rights Agreement:

“Notwithstanding anything to the contrary contained herein, if all of the Registrable Securities  cannot be included in the Enable Registration Statement as a result of any requirement of the Commission under Rule 415 (including without limitation, the Manual of Publicly Available Telephone Interpretations D.29), the Company may, after advocating with the Commission for the inclusion of all such  Registrable Securities, may reduce the number of such Registrable Securities included therein to comply with any such requirement.”

12.

Amendment to Put Agreement.  Section 1 of the Put Agreement, dated February 14, 2007, is hereby amended and restated as follows:

“1.

Right to Require Repurchase.  At any one or more times after the Put Commencement Date until the Put Termination Date, Holder may require that the Company repurchase all or any portion of the Put Shares at a price equal to the Exercise Price.  The “Exercise Price” applicable under this Put Option shall be equal to $0.05278 per Put Share (or $1,900,000 for all the Put Shares).”

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

CORCELL, LTD.
By:__________________________________________ Name: Title:
CORD BLOOD AMERICA, INC. By:__________________________________________ Name: Title:
CAREER CHANNEL, INC.
By:__________________________________________ Name: Title:
SHELTER ISLAND OPPORTUNITY FUND, LLC By: Shelter Island GP, LLC, its Manager By:__________________________________________ Name: Title: